SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2002

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499 333-77499-01	43-1843179 43-1843177
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER ITEMS

On October 22, 2002, Charter Communications Holdings, LLC and its wholly-owned subsidiary Charter Communications Holdings Capital Corporation, subsidiaries of Charter Communications, Inc., issued a press release responding to the speculation resulting from an earlier press release dated October 22, 2002. A copy of the press release is being filed as Exhibit 99.1 with this report.

ITEM 7. EXHIBITS

Exhibit Number	Description
99.1	99.1 Press release dated October 22, 2002. *

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS HOLDINGS, LLC,

Registrant

Dated: October 23, 2002

By: /s/ Kent D. Kalkwarf Name: Kent D. Kalkwarf Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION,

Registrant

Dated: October 23, 2002

By: /s/ Kent D. Kalkwarf Name: Kent D. Kalkwarf Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	99.1 Press release dated October 22, 2002.